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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      December 22, 1997 (December 19, 1997)




                             Cannondale Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                       0-24884                       06-0871823
---------------                 ------------                  -------------
(State or other                 (Commission                   (IRS employer
jurisdiction of                 file number)                 identification no.)
 incorporation)



                 16 Trowbridge Drive, Bethel, Connecticut 06801
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (203) 749-7000



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Item 5.  Other Events

    On December 19, 1997, the Registrant's Board of Directors adopted a Rights Agreement pursuant to which Rights to purchase shares of the Registrant's Common Stock will be distributed as a dividend, one Right per share, to record owners
of the Registrant's Common Stock as of the close of business on December   ,
1997. The Rights Agreement was not adopted in response to any known offers for the Registrant. The Registrant's press release announcing the Board's action, dated December 22, 1997, is attached hereto as Exhibit 20.1 and is incorporated in its entirety herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              The following documents are filed as exhibits to this report:

              4.1 Rights Agreement dated December 22, 1997 between Cannondale Corporation and BankBoston, N.A., as Rights Agent.

              20.1  Press release dated December 22, 1997.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  December 19, 1997

                                                CANNONDALE CORPORATION


                                                By: /s/ William A. Luca
                                                     William A. Luca
                                                     Chief Financial Officer

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                                EXHIBIT INDEX


              4.1 Rights Agreement dated December 22, 1997 between Cannondale Corporation and BankBoston, N.A., as Rights Agent.

              20.1  Press release dated December 22, 1997.